Exhibit 10.3
FORM OF
AIR LEASE CORPORATION
GRANT NOTICE FOR 2023 EQUITY INCENTIVE PLAN
NON-EMPLOYEE DIRECTOR RESTRICTED STOCK UNITS
FOR GOOD AND VALUABLE CONSIDERATION, Air Lease Corporation (the “Company”) hereby grants to Participant named below the number of restricted stock units specified below (the “Award”), upon the terms and subject to the conditions set forth in this Grant Notice, the Air Lease Corporation 2023 Equity Incentive Plan (the “Plan”), and the Standard Terms and Conditions (the “Standard Terms and Conditions”) adopted under such Plan and provided to Participant, each as amended from time to time. Each restricted stock unit subject to this Award represents the right to receive one share of the Company’s Class A common stock, par value $0.01 (the “Common Stock”), subject to the conditions set forth in this Grant Notice, the Plan, and the Standard Terms and Conditions. This Award is granted pursuant to the Plan and is subject to and qualified in its entirety by the Standard Terms and Conditions.

Name of Participant:
Grant Date:
Number of restricted stock units subject to the Award:
Vesting Schedule:	See Schedule A attached hereto.
By accepting this Grant Notice, Participant acknowledges that he or she has received and read, and agrees that this Award shall be subject to, the terms of this Grant Notice, the Plan and the Standard Terms and Conditions.

AIR LEASE CORPORATION
Participant Signature
By:
Title:

SCHEDULE A
The Restricted Stock Units will be subject to time vesting conditions, and will vest as follows:
•The Restricted Stock Units will vest in full on the first anniversary of the Grant Date, unless the Participant has a Termination of Service before such date.
•If Participant has a Termination of Service in connection with a Change in Control before the first anniversary of the Grant Date, the Restricted Stock Units will vest in full upon such Termination of Service.
•If the Participant has a Termination of Service for any reason other than a Change in Control before the first anniversary of the Grant Date, the Restricted Stock Units will vest on a prorated daily basis according to the number of days between the Grant Date and Termination of Service, divided by 365.

AIR LEASE CORPORATION
STANDARD TERMS AND CONDITIONS FOR
NON-EMPLOYEE DIRECTOR RESTRICTED STOCK UNITS
These Standard Terms and Conditions apply to the Award of restricted stock units granted pursuant to the Air Lease Corporation 2023 Equity Incentive Plan (the “Plan”), which are evidenced by a Grant Notice or an action of the Administrator or the Board of Directors that specifically refers to these Standard Terms and Conditions. In addition to these Terms and Conditions, the restricted stock units shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.
1.TERMS OF RESTRICTED STOCK UNITS
Air Lease Corporation, a Delaware corporation (the “Company”), has granted to the Participant named in the Grant Notice provided to said Participant herewith (the “Grant Notice”) an award of a number of restricted stock units (the “Award” or the “Restricted Stock Units”) specified in the Grant Notice. Each Restricted Stock Unit represents the right to receive one share of the Company’s Class A common stock, $0.01 par value per share (the “Common Stock”), upon the terms and subject to the conditions set forth in the Grant Notice, these Standard Terms and Conditions and the Plan, each as amended from time to time. For purposes of these Standard Terms and Conditions and the Grant Notice, any reference to the Company shall include a reference to any Subsidiary.
2.VESTING OF RESTRICTED STOCK UNITS
The Award shall not be vested as of the Grant Date set forth in the Grant Notice and shall be forfeitable unless and until otherwise vested pursuant to the terms of the Grant Notice and these Standard Terms and Conditions. After the Grant Date, subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan, the Award shall become vested as described in the Grant Notice with respect to that number of Restricted Stock Units as set forth in Schedule A of the Grant Notice.
3.SETTLEMENT OF RESTRICTED STOCK UNITS
Vested Restricted Stock Units shall be settled by the delivery to the Participant or a designated brokerage firm of one share of Common Stock per vested Restricted Stock Unit as soon as reasonably practicable (but in all events no later than 30 days following the earlier of (i) the first anniversary of the Grant Date of such Restricted Stock Units or (ii) the Participant’s Termination of Service for any reason).
4.RIGHTS AS STOCKHOLDER
The Participant shall have no voting rights or the right to receive any dividends with respect to shares of Common Stock underlying Restricted Stock Units unless and until such shares of Common Stock are reflected as issued and outstanding shares on the Company’s stock ledger.
5.RESTRICTIONS ON RESALES OF SHARES
The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Common Stock issued in respect of vested Restricted Stock Units, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and other holders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.
6.INCOME TAXES
The Participant will be responsible to pay all taxes that are imposed on him or her with respect to the Restricted Stock Units, and the Company will comply with its reporting obligations with respect to the Restricted Stock Units. Under current law, the Company will not have any tax withholding obligations with respect to Restricted Stock Units granted to non-employee Directors. If any tax withholding obligations become applicable with respect to these Restricted Stock Units, subject to compliance with all applicable laws, upon any delivery of shares of Common Stock in respect of the Restricted Stock Units, the Company shall automatically reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of whole shares, valued at their then Fair Market Value, to satisfy any applicable withholding obligations of the Company with respect to such delivery of shares at any applicable withholding rates. In the event that the Company cannot legally satisfy such withholding obligations by such reduction of shares, or in the event of a cash payment or any other withholding event in respect of the Restricted Stock Units, the Company shall be entitled to require a cash payment by or on behalf of the Participant and/or to deduct from other fees payable to the Participant any sums required by federal, state or local tax law to be withheld with respect to such distribution or payment.
7.NON-TRANSFERABILITY OF AWARD
The Participant represents and warrants that the Restricted Stock Units are being acquired by the Participant solely for the Participant’s own account for investment and not with a view to or for sale in connection with any distribution thereof. The Participant further understands, acknowledges and agrees that, except as otherwise provided in the Plan or as permitted by the Administrator, the Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise directly or indirectly encumbered or disposed of.
8.OTHER AGREEMENTS SUPERSEDED
The Grant Notice, these Standard Terms and Conditions and the Plan constitute the entire understanding between the Participant and the Company regarding the Restricted Stock Units. Any prior agreements, commitments or negotiations concerning the Restricted Stock Units are superseded.
9.LIMITATION OF INTEREST IN SHARES SUBJECT TO RESTRICTED STOCK UNITS
Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to the Grant Notice or these Standard Terms and Conditions except as to such shares of Common Stock, if any, as shall have been issued to such person upon vesting of the Restricted Stock Units. Nothing in the Plan, in the Grant Notice, these Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s service nor limit in any way the Company’s right to terminate the Participant’s service at any time for any reason.

10.GENERAL
In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.
The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect.
These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.
These Standard Terms and Conditions shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflicts of law.
In the event of any conflict among the Grant Notice, these Standard Terms and Conditions and the Plan, the Grant Notice and these Standard Terms and Conditions shall control. In the event of any conflict between the Grant Notice and these Standard Terms and Conditions, the Grant Notice shall control.
All questions arising under the Plan or under these Standard Terms and Conditions shall be decided by the Administrator in its total and absolute discretion.
11.ELECTRONIC DELIVERY
By executing the Grant Notice, the Participant hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, and the Restricted Stock Units via Company website or other electronic delivery.
12.DEFINITIONS
(a)“Affiliate” shall mean, with respect to any specified entity, any other entity that directly or indirectly is controlled by, controls, or is under common control with such specified entity.

(b)“Beneficial Ownership” shall have the meaning given in Rule 13d-3 promulgated under the Exchange Act.

(c)“Change in Control” shall be the first to occur following the Grant Date of:

(i)the acquisition by any Person or Group of Beneficial Ownership of 35% or more (on a fully diluted basis) of either (A) the then outstanding shares of all classes of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise or settlement of any similar right to acquire such common stock (the “Outstanding Company Common Stock”), or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Award, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition directly from the Company, (III) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate or (IV) any acquisition by any Person pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iv) of this paragraph;

(ii)individuals who, on the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Grant Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination), shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii)a complete dissolution or liquidation of the Company; or

(iv)the consummation of a merger, consolidation, statutory share exchange, a sale or other disposition of all or substantially all of the assets of the Company or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), in each case, unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Company”) or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the directors of the Surviving Company (the “Parent Company”) is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person or Group (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company), is or becomes the beneficial owner, directly or indirectly, of 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least two-thirds of the members of the board of directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business

Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

(d)“Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate or a sale of a division of the Company and its Affiliates).

(e)“Group” shall have the meaning given in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

(f)“Termination of Service” shall mean the termination of the applicable Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Administrator, if a Participant’s employment with the Company and any of its Subsidiaries or Affiliates, or membership on the Board, terminates but such Participant continues to provide services to the Company and its Affiliates in a nonemployee director capacity or as an employee, as applicable, such change in status shall not be deemed a Termination of Service. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall not be deemed to incur a Termination of Service if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant immediately thereafter becomes an employee of (or service provider for), the Company or another Subsidiary or Affiliate. Notwithstanding the foregoing, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code.